Application for Participation in Group Annuity Contract

THE HARTFORD

Hartford Life Insurance Company
P.O. Box 2999
Hartford, CT 06104-2999

Please Print

ANNUITANT (Also the Participant unless the Participant block below is completed)

Name	Street, City, State, Zip Code	Sex	Birthdate (Mo Day Yr)	Tax ID/Soc. Sec. No.
John Doe	30 Maple St. Hartford, CT	[X] Male [ ] Female	12-19-54	216-44-1988

CONTINGENT ANNUITANT

Name	Street, City, State, Zip Code	Sex	Birthdate (Mo Day Yr)	Tax ID/Soc. Sec. No.
		[ ] Male [ ] Female		

PARTICIPANT (If other than Annuitant)

Name	Street, City, State, Zip Code	Birthdate (Mo Day Yr)	Tax ID/Soc. Sec. No.

JOINT PARTICIPANT

Name	Street, City, State, Zip Code	Birthdate (Mo Day Yr)	Tax ID/Soc. Sec. No.

BENEFICIARY

	Relationship	Tax ID/Soc Sec. No.
Primary: Mary Doe	Spouse	401-88-5321
Contingent:		

CERTIFICATE PROVISIONS

A. The Annuity Commencement Date shall be the Certificate Date Anniversary nearest age 65 (not beyond age 85.)

B. The Purchase Payment in the amount of $5,000 is submitted herewith.

C. The Initial Guarantee Period is: [ ] 3 years [ ] 5 years [ ] 7 years [ ] 8 years [X] 10 years [ ] Other ______ (Subject to availability)

CONTRACT PROVISIONS

Contract Owner: Thompson Brothers Construction Company

Group Contract Number: SPECIMEN

SPECIAL REMARKS

[X] RECEIPT OF A PROSPECTUS IS HEREBY ACKNOWLEDGED
If not checked, the appropriate prospectus will be mailed to you.

I DECLARE to the best of my knowledge and belief that all of the answers herein are complete and true.

Dated at Hartford, CT this 16 day of February 19 88

Annuitant: John Joseph Doe
Sign full name

IF PARTICIPANT IS OTHER THAN ANNUITANT

Participant Signature ______________ Participant Printed Name ______________

Participant Signature ______________ Participant Printed Name ______________

MUST BE COMPLETED BY REGISTERED REPRESENTATIVE

Registered Representative Signature ______________

Print or type Representative name ______________

Field Office ______________ Field Office Number ______________ Staff Code ______________

Broker-Dealer ______________ Branch ______________

Form HL-11838 Printed in U.S.A.